June 27, 2025

Summary Prospectus
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iShares MBS ETF | MBB | Nasdaq
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated June 27, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.iShares.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® MBS ETF
Ticker: MBBStock Exchange: Nasdaq
Investment Objective
The iShares MBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade mortgage-backed pass-through securities issued and/or guaranteed by U.S. government agencies.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.04% through February 28, 2027. The contractual waiver may be terminated prior to February 28, 2027 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement[2]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
0.04%	None	0.00%	0.04%	(0.00)%	0.04%

1Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
2The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$4	$13	$23	$51

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the Bloomberg U.S. MBS Index (the “Underlying Index”), which measures the performance of investment-grade (as determined by Bloomberg Index Services Limited (the “Index Provider” or “Bloomberg”)) mortgage-backed pass-through securities (“MBS”) issued and/or guaranteed by U.S. government agencies or sponsored entities. The Underlying Index includes fixed-rate MBS issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) that have 30-, 20-, or 15-year maturities. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last business day of each month.
As of February 28, 2025, approximately 100% of the bonds represented in the Underlying Index were U.S. agency MBS. Most transactions in MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (to-be-announced (“TBA”) transactions). The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index and TBAs that have economic characteristics that are substantially identical to the economic characteristics of the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index.  The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.  Cash and cash equivalent investments associated with a TBA position will be treated as part of that position for purposes of calculating the percentage of investments in the component securities of the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by Bloomberg, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
U.S. Agency Mortgage-Backed Securities Risk. MBS represent interests in “pools” of mortgages and are subject to interest rate, prepayment, and extension risk. MBS may be issued or guaranteed by the U.S. government or one of its agencies or sponsored entities. Some MBS may not be backed by the full faith and credit of the U.S. government and thus represent greater credit risk. MBS react differently than other bonds to changes in interest rates due to prepayment and extension risks. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS prices may reflect adverse economic and market conditions. MBS are subject to the risk of default on the underlying mortgage loans, particularly during periods of economic downturn. The default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security may be unable or unwilling, or may be perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The credit rating assigned to a security or its issuer does not necessarily reflect the issuer’s current financial condition or an investment’s volatility or liquidity. An actual or perceived decline in an issuer’s creditworthiness may result in a decrease in the value and liquidity of its securities as well as greater price volatility, which may make it difficult to sell the securities. The Fund may be adversely affected if an investment that it holds experiences a downgrade or a default.
Interest Rate Risk. Interest rate risk refers to the risk of fluctuations in the value of a fixed-income security due to changes in the general level of interest rates. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. An increase in interest rates generally will cause the value of fixed-income securities to decline. Securities with longer maturities generally are more sensitive to interest rate changes and subject to greater fluctuations in value. Changes in interest rates may have unpredictable effects on fixed-income markets and result in heightened volatility and lower liquidity for certain instruments, which may adversely affect a Fund’s performance. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to shareholders.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, pandemics or other public health issues, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Index-Related Risk. The Index Provider may rely on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s methodology or sources of information will provide an accurate assessment of included components or will result in the Fund meeting its investment objective. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur, and the Index Provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to financial markets generally, a particular financial market, another index, or other asset classes.
Authorized Participant Concentration Risk.  An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
High Portfolio Turnover Risk. High portfolio turnover is considered by the Fund to mean turnover of greater than 100% annually. Portfolio turnover (i.e., the sale of securities or other assets and reinvestment in other securities or assets) generally involves transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other costs. In addition, the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. Higher portfolio turnover may cause the Fund to incur additional transaction costs, which have the effect of reducing the Fund’s investment return, and may result in different tax consequences for shareholders compared to a fund with lower portfolio turnover.
Income Risk. The Fund’s income may decline due to falling interest rates or other factors. This can occur because the Fund may be required to invest in lower-yielding bonds when a bond in the Fund’s portfolio matures, is near maturity, is called or is prepaid, when bonds in the Underlying Index are substituted, or when the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure. The value of securities or other assets may decline, or perform differently from the market as a whole, due to changes in the financial condition or credit rating of the issuer or counterparty.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders of the Fund, including an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may hold their investment in the Fund for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of Fund shares.
Management Risk. The Fund generally does not attempt to take defensive positions under any market conditions, including declining markets. As the Fund will not fully replicate the Underlying Index and may hold securities or other assets not included in the Underlying Index, it is subject to the risk that the investment strategy of BFA may not produce the intended results. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Operational and Technology Risks. The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Risk of Investing in the U.S. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur due to a number of factors, including differences between the securities and other assets held in the Fund’s portfolio and those included in the Underlying Index; differences in the timing and methodologies used to value securities and other assets; transaction costs and other expenses incurred by the Fund that the Underlying Index does not incur; the Fund’s holding of uninvested cash; differences in the timing of the accrual or the valuation of dividends or interest received by the Fund or distributions paid to Fund shareholders; tax gains or losses; the requirements for the Fund to maintain pass-through tax treatment; portfolio transactions carried out to minimize the distribution of capital gains to shareholders; the acceptance of custom baskets; changes to the Underlying Index; and impacts to the Fund of complying with certain regulatory requirements or limits. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The price received by the Fund also may differ from the value used by the Underlying Index. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares. Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The performance information below illustrates how the Fund’s performance has varied over different periods and provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table compares the Fund’s performance to that of an appropriate broad-based securities market index and the Underlying Index. Fund returns assume the reinvestment of any dividends and distributions. The Fund’s returns reflect the impact of any agreements to waive or reimburse expenses, which would reduce performance if not in effect. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, may be obtained by visiting www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Calendar Year-by-Year Returns

	Return (%)	Period Ended
Calendar Year-to-Date Return	3.04%	March 31, 2025
During the periods shown in the chart:
Best Quarter	7.33%	December 31, 2023
Worst Quarter	-5.33%	September 30, 2022
Average Annual Total Returns
(for the periods ended December 31, 2024)
	One Year	Five Years	Ten Years
(Inception Date: 3/13/2007)
Return Before Taxes	1.31%	-0.75%	0.80%
Return After Taxes on Distributions	-0.28%	-1.76%	-0.25%
Return After Taxes on Distributions and Sale of Fund Shares	0.77%	-0.98%	0.17%
Bloomberg U.S. Universal Index[1] (Returns do not reflect deductions for fees, expenses or taxes)	2.04%	0.06%	1.73%
Bloomberg U.S. MBS Index (Returns do not reflect deductions for fees, expenses or taxes)	1.20%	-0.74%	0.91%

1The Fund has added this broad-based index in response to new regulatory requirements.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sales of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2011 and 2021, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information visit www.iShares.com or call 1-800-474-2737
Investment Company Act file No.: 811-09729
IS-SP-MBB-0625